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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                November 6, 2002
              ----------------------------------------------------
                Date of report (Date of earliest event reported)


                            Skyworks Solutions, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-5560                04-2302115
-------------------------------     --------------------     -------------------
(State or other Jurisdiction of     (Commission File No.)      (IRS Employer
         Incorporation)                                      Identification No.)



   20 Sylvan Road, Woburn, Massachusetts                            01801
--------------------------------------------                    -----------
  (Address of Principal Executive Offices)                       (Zip Code)


                                 (781) 935-5150
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     In connection with the acquisition by Skyworks Solutions, Inc. ("SKYWORKS", f/k/a Alpha Industries, Inc.) from Conexant Systems, Inc. ("CONEXANT") of its semiconductor assembly and test facility located in Mexicali, Mexico and assets related thereto, Skyworks, certain of its subsidiaries, and Conexant entered into a certain Financing Agreement, dated as of June 25, 2002 (the "FINANCING AGREEMENT"). Pursuant to the terms of the Financing Agreement, in payment for Conexant's semiconductor assembly and test facility in Mexicali, Skyworks, and its new subsidiary, Conexant Systems, S.A. de C.V., issued short-term 15% promissory notes due beginning in March, 2003 (the "PROMISSORY NOTES") to Conexant in the aggregate principal amount of $150 million. In addition, Conexant committed to make a short-term $100 million revolving credit facility available to Skyworks to fund working capital and other requirements, of which Skyworks had drawn down $65 million in principal amount as of November 6, 2002 (the "REVOLVING LOANS"). The foregoing description of the provisions of the Financing Agreement is qualified in its entirety by reference to such agreement, a copy of which was filed by Skyworks with the Securities and Exchange Commission as EXHIBIT 99.1 on its Current Report on Form 8-K dated as of June 25, 2002, and such exhibit is hereby incorporated herein by reference.

     In connection with a private placement by Skyworks, anticipated to close on November 12, 2002 (the "PRIVATE PLACEMENT") of its convertible subordinated notes due in November 2007 (the "JUNIOR NOTES"), in the aggregate principal amount of $230 million (inclusive of an option granted to the initial purchasers thereof to purchase $30 million of additional principal amount, which option Skyworks has been notified will be exercised in full), Skyworks, certain of its subsidiaries, and Conexant have executed (i) a certain Refinancing Agreement (the "REFINANCING AGREEMENT"), dated as of November 6, 2002, and (ii) a certain First Amendment to the Financing Agreement (the "FIRST AMENDMENT"), dated as of November 6, 2002. Pursuant to the Refinancing Agreement and the First Amendment, immediately after the closing of the Private Placement, Skyworks has agreed to pay Conexant from the proceeds of the Private Placement (i) $105 million to prepay, in part, the Promissory Notes, leaving a principal balance of $45 million due on the Promissory Notes, (ii) $15 million to prepay, in part, the Revolving Loans, and (iii) 50% of the net cash proceeds from the Private Placement in excess of $160 million, which amount shall be applied to the Revolving Loans. Skyworks presently intends to prepay the Revolving Notes in full out of the net proceeds from the Private Placement.

     Following the prepayment of a portion of the Promissory Notes issued to Conexant, as described above, the Promissory Notes will thereafter evidence a principal balance due of $45 million, and will be exchanged for a new 15% convertible debt security with an extended maturity date of June 30, 2005 (the "MATURITY DATE"). This new convertible note (the "INTERIM CONVERTIBLE NOTE") may be redeemed, in whole or in part, by Skyworks at any time after May 12, 2004, subject to a redemption premium of 3% of the then outstanding principal amount on the Interim Convertible Note. Subject to the terms of the Interim Convertible Note, Conexant shall have the right, at its option, at any time after 60 days from the original issuance of the Interim Convertible Note through the close of business on the business day immediately preceding the Maturity Date to convert the outstanding principal amount of the Interim Convertible Note (or any portion thereof) into a number of fully paid and non-assessable shares of common stock, par value $.25 per share (the "COMMON STOCK"), of Skyworks equal to (x) the principal amount of the Interim Convertible Note to be so converted, divided by
(y) the applicable conversion price,


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as determined pursuant to the terms of the Interim Convertible Note, as of the date on which Conexant converts such principal amount. The initial Conversion Price of the Interim Convertible Note is $7.87 per share, subject to adjustment. On the Maturity Date, Skyworks must pay the principal amount of the Interim Convertible Note then outstanding by delivery of a number of fully paid and non-assessable shares of Common Stock equal to the principal amount of the Interim Convertible Note outstanding on the Maturity Date divided by the applicable conversion price as of the Maturity Date. For purposes of the Interim Convertible Note, the "applicable conversion price" means (a) if the Current Market Price (as defined below) is greater than or equal to the Conversion Price, the Conversion Price, (b) if the Current Market Price is less than the Conversion Price but greater than or equal to the Floor Price (as defined below), the Current Market Price, and (c) if the Current Market Price is less than the Floor Price, the Floor Price. "Current Market Price" means the average closing price per share of the Common Stock on the ten trading days immediately prior to, but not including, the Maturity Date or such other date on which the Interim Convertible Note is converted into Common Stock, as the case may be. The "Floor Price" is equal to 80% of the Conversion Price and is initially $6.2960, subject to adjustment. Interest on the Interim Convertible Note, as well as outstanding principal if an event of default under the Interim Convertible Note occurs, is payable by Skyworks in cash.

     Conexant shall have the right to exchange the Interim Convertible Note (or any portion thereof) for an equal aggregate principal amount of senior convertible notes (the "SENIOR CONVERTIBLE NOTES") to be issued under an Indenture for the Senior Convertible Notes to be entered into by Skyworks.

     It is expected that the interest payments on the Interim Convertible Note and the Senior Convertible Notes will not be deductible by Skyworks for U.S. federal income tax purposes.

     On the closing date of the Private Placement, Skyworks will enter into a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), which will provide for the registration under the Securities Act of 1933, as amended, of the resale by Conexant (or any transferee thereof) of the Senior Convertible Notes and the shares of Common Stock underlying the Interim Convertible Note or the Senior Convertible Notes. Skyworks will agree to maintain the registration statement contemplated by the Registration Rights Agreement effective and available for use by Conexant until December 31, 2005, subject to certain limitations.

     Pursuant to the terms of the Interim Convertible Note, upon the occurrence of a change in control, merger, liquidation or dissolution of Skyworks, Conexant shall have the right to require that Skyworks repurchase the Interim Convertible Note at a purchase price payable, at Skyworks' election, in either (i) cash,
(ii) shares of Common Stock, or (iii) any combination thereof equal to 100% of the principal amount of the Interim Convertible Note on the date of purchase, plus accrued and unpaid interest, if any, to, but not including, the date of purchase.

     Skyworks currently intends to use net proceeds from its Private Placement to retire the entire remaining balance of the Revolving Loans. Accordingly, Skyworks anticipates that (i) the Revolving Loans will be extinguished, (ii) all security interests, liens and mortgages presently held by Conexant on assets and properties of Skyworks will be released, and (iii) the Financing Agreement will cease to be in effect.

     The foregoing description of the provisions of the Refinancing Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as EXHIBIT 10.1, and

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such exhibit is hereby incorporated herein by reference. The foregoing description of the provisions of the First Amendment is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as
EXHIBIT 10.2, and such exhibit is hereby incorporated herein by reference. The foregoing description of the provisions of the Interim Convertible Note is qualified in its entirety by reference to the form of such instrument, a copy of which is filed herewith as EXHIBIT 10.3, and such exhibit is hereby incorporated herein by reference.

         Skyworks and Conexant have also entered into a certain letter agreement (the "Letter Agreement") that amends the Tax Allocation Agreement dated as of June 25, 2002 by and among Conexant, Skyworks and Washington Sub, Inc., formerly a wholly-owned subsidiary of Conexant (the "Tax Allocation
Agreement"). Skyworks' indemnification obligations under the Tax Allocation Agreement have been limited by the Letter Agreement to a reduced set of circumstances that could trigger such indemnification. However, the Tax Allocation Agreement continues to provide that Skyworks will be responsible for various other tax obligations and for compliance with various representations and covenants made under the Tax Allocation Agreement.

         The foregoing description of the provisions of the Letter Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed herewith as EXHIBIT 10.4, and such exhibit is hereby incorporated herein by reference.

         On November 6, 2002, Skyworks issued a press release entitled "Skyworks Restructures Debt with Conexant", which further describes the transactions described herein. A copy of the press release is filed herewith as EXHIBIT 99.1, and such exhibit is hereby incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  Exhibits.
           --------

           EXHIBIT NO.      DESCRIPTION
           -----------      -----------

             10.1 Refinancing Agreement dated as of November 6, 2002 by and among Skyworks Solutions, Inc. (f/k/a Alpha Industries, Inc.), Certain of its Subsidiaries and Conexant Systems, Inc.

             10.2 First Amendment of Financing Agreement dated as of November 6, 2002 by and among Skyworks Solutions, Inc., Certain of its Subsidiaries and Conexant Systems, Inc.

             10.3           Form of 15% Convertible Note

             10.4 Letter Agreement dated as of November 6, 2002 by and between Skyworks Solutions, Inc. and Conexant Systems, Inc.

             99.1 Press Release dated as of November 6, 2002, entitled "Skyworks Restructures Debt with Conexant"


            [The remainder of this page is intentionally left blank.]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SKYWORKS SOLUTIONS, INC.


Date:  November 8, 2002            By: /s/ David J. Aldrich
                                       ---------------------------------------
                                       David J. Aldrich
                                       President and Chief Executive Officer




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                                  EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION
-----------   -----------

   10.1 Refinancing Agreement dated as of November 6, 2002 by and among Skyworks Solutions, Inc. (f/k/a Alpha Industries, Inc.), Certain of its Subsidiaries and Conexant Systems, Inc.

   10.2 First Amendment of Financing Agreement dated as of November 6, 2002 by and among Skyworks Solutions, Inc. (f/k/a Alpha Industries, Inc.), Certain of its Subsidiaries and Conexant Systems, Inc.

   10.3       Form of 15% Convertible Note

   10.4 Letter Agreement dated as of November 6, 2002 by and between Skyworks Solutions, Inc. and Conexant Systems, Inc.

   99.1 Press Release dated as of November 6, 2002, entitled "Skyworks Restructures Debt with Conexant"